                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 14, 2000

                         Commission file number 0-28706

                           FIRST ALLIANCE CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                                     33-0721183
           --------                                     ----------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)


      17305 VON KARMAN AVENUE, IRVINE, CALIFORNIA                92614
      -------------------------------------------                -----
        (Address of principal executive offices)              (Zip code)

       Registrant's telephone number, including area code: (949) 224-8500

  (Former name or former address, if changed since last report): Not Applicable


ITEM 5.  OTHER EVENTS

         First Alliance Corporation has filed its June monthly operating reports with the United States Bankruptcy Court for the Central District of California. A copy of these reports for each bankrupt entity is attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements - not applicable

         (b)      Pro forma financial information - not applicable.

         (c)      Exhibits


                  (99.1) Monthly Operating Report for the month of June - First Alliance Corporation, a Delaware Corporation, SA 00-12371 LR

                  (99.2) Monthly Operating Report for the month of June - First Alliance Mortgage Company, a California Corporation, SA 00-12370 LR

                  (99.3) Monthly Operating Report for the month of June - First Alliance Mortgage Company, Minnesota, a Minnesota Corporation, SA 00-12372 LR

                  (99.4) Monthly Operating Report for the month of June - First Alliance Portfolio Services, a Nevada Corporation, SA 00-12373 LR


                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:    July 25, 2000
        --------------
                                           FIRST ALLIANCE CORPORATION


                                           By:  /s/ Francisco Nebot
                                              ----------------------------------
                                                    Francisco Nebot
                                                     President and
                                                Chief Financial Officer